UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21756

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                             120 East Liberty Drive
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000


                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST STRATEGIC
HIGH INCOME FUND

                                  ANNUAL REPORT
                                FOR THE YEAR ENDED
                                 OCTOBER 31, 2008

                               (FIRST TRUST LOGO)

                                (VALHALLA LOGO)
                                CAPITAL PARTNERS

TABLE OF CONTENTS

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                                  ANNUAL REPORT
                                OCTOBER 31, 2008

Shareholder Letter .......................................................    1
At A Glance ..............................................................    2
Portfolio Commentary .....................................................    3
Policy Change ............................................................    5
Portfolio of Investments .................................................    6
Statement of Assets and Liabilities ......................................   10
Statement of Operations ..................................................   11
Statements of Changes in Net Assets ......................................   12
Statement of Cash Flows ..................................................   13
Financial Highlights .....................................................   14
Notes to Financial Statements ............................................   15
Report of Independent Registered Public Accounting Firm ..................   21
Additional Information ...................................................   22
Board of Trustees and Officers ...........................................   26
Privacy Policy ...........................................................   30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Valhalla are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                                  ANNUAL REPORT
                                OCTOBER 31, 2008

Dear Shareholders:

The year ended October 31, 2008 has been challenging for the financial markets and for many investors. Yet, First Trust Advisors L.P. ("First Trust") believes that, regardless of the market, in order to be successful in reaching your financial goals, you should be invested for the long term. First Trust also believes that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. First Trust has continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in the First Trust Strategic High Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. First Trust offers a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to giving you up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust Strategic High Income Fund

FIRST TRUST STRATEGIC HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FHI
Common Share Price                                            $      6.34
Common Share Net Asset Value ("NAV")                          $      6.57
Premium (Discount) to NAV                                           (3.50)%
Net Assets Applicable to Common Shares                        $59,381,174
Current Monthly Distribution per Common Share (1)             $     0.160
Current Annualized Distribution per Common Share              $     1.920
Current Distribution Rate on Closing Common Share Price(2)          30.28%
Current Distribution Rate on NAV (2)                                29.22%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

            Mkt     NAV
           -----   -----
10/31/07   14.19   15.15
11/2/07    13.55   14.73
11/9/07    11.84   14.29
11/16/07   12.05   14.15
11/23/07   12.03   14.07
11/30/07    13.1   13.97
12/7/07    12.77   13.61
12/14/07   11.93   13.19
12/21/07   11.36   13.32
12/28/07   11.68   13.14
1/4/08     11.85      13
1/11/08    11.85   12.68
1/18/08    11.87   12.7
1/25/08    12.34   12.86
2/1/08     12.37   12.13
2/8/08     12.11   12.09
2/15/08    11.96   12.02
2/22/08    12.24   12.03
2/29/08    12.34   12.12
3/7/08     10.84   11.66
3/14/08    10.58   11.49
3/20/08     10.6   11.29
3/28/08    10.73    11.3
4/4/08     11.31    10.9
4/11/08    11.68    10.7
4/18/08     11.7   10.64
4/25/08    12.16   10.68
5/2/08      12.5   10.52
5/9/08     12.26   10.38
5/16/08    12.14   10.39
5/23/08     11.9   10.39
5/30/08    12.78   10.35
6/6/08     13.21    9.95
6/13/08    11.45    9.67
6/20/08    11.05    9.65
6/27/08    11.45    9.71
7/3/08     10.81    9.43
7/11/08    10.13    9.38
7/18/08    10.06    9.05
7/25/08     10.1    9.05
8/1/08     10.29    8.93
8/8/08      8.65    8.47
8/15/08     8.16    8.56
8/22/08     8.28    8.48
8/29/08     9.18    8.39
9/5/08      8.87    8.18
9/12/08     8.48    8.22
9/19/08      6.2    7.67
9/26/08     6.23    7.65
10/3/08     6.05    7.38
10/10/08    4.04    7.32
10/17/08     5.9    7.05
10/24/08    6.07    7.18
10/31/08    6.34    6.57

PERFORMANCE

                                                                   Average Annual
                                                                    Total Return
                                                1 Year Ended   Inception (7/19/2005)
                                                 10/31/2008        to 10/31/2008
                                                ------------   ---------------------
Fund Performance
NAV (3)                                           -47.16%            -17.80%
Market Value (4)                                  -45.56%            -19.83%
Index Performance
Barclays Capital Ba U.S. High Yield Index
   (formerly known as Lehman Brothers Ba U.S.
   High Yield Index)                              -19.19%             -4.15%

                                          % OF TOTAL
ASSET CLASSIFICATION                     INVESTMENTS
--------------------                     -----------
Collateralized Debt Obligations             25.1%
Commercial Mortgage-Backed
Securities                                  22.9
Franchise Loans                             15.3
Manufactured Housing Loans                  10.7
U.S. Government Agency Mortgage-Backed
  Securities                                10.6
Residential Mortgage-Backed Securities       9.3
Equity                                       2.4
Corporate Bonds                              2.3
Equipment Lease Receivable                   1.4
                                           -----
   Total                                   100.0%
                                           =====

                                          % OF TOTAL
CREDIT QUALITY(5)                        INVESTMENTS
-----------------                        -----------
AAA                                         11.4%
A                                            0.9
BBB                                          4.9
BB                                          11.3
B                                           14.6
CCC                                         25.1
CC                                          19.6
C                                            6.8
NR                                           5.4
                                           -----
   Total                                   100.0%
                                           =====

(1) Most recent distribution paid or declared through 10/31/2008. This distribution was decreased subsequent to 10/31/2008. See Note 8 - "Subsequent Events" in the Notes to Financial Statements. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2008. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor"), the Sub-Advisor to First Trust Strategic High Income Fund (New York Stock Exchange ("NYSE"): FHI), is a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities. Valhalla was founded in 2005 and is currently managed by its Managing Partners, Ken L. Mathis, Ramond P. Mecherle and Justin L. Ventura. Valhalla is a Kentucky limited liability company located at 13011 W. Hwy 42, Suite 201, Prospect, Kentucky 40059. As of October 31, 2008, Valhalla had approximately $250 million in assets under management.

                            PORTFOLIO MANAGEMENT TEAM

RAMOND P. MECHERLE, CFA, PORTFOLIO MANAGER

Mr. Mecherle is a founding Managing Partner of Valhalla. He has over 10 years of experience in the financial industry. Mr. Mecherle currently serves as Co-Manager of First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Mecherle was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From October 2004 to April 2006, Mr. Mecherle was employed by Hilliard Lyons Asset Management as Director of Fixed Income and Co-Manager of FHI. Prior to that, Mr. Mecherle was employed by Morgan Keegan Asset Management for seven years. There, Mr. Mecherle was an Assistant Portfolio Manager for three high-yield funds: Regions Morgan Keegan Select High Income Fund (MKHIX), an open-end fund; RMK High Income Fund (NYSE: RMH), a closed-end fund; RMK Strategic Income Fund (NYSE: RSF), a closed-end fund; and separate accounts. Mr. Mecherle received a B.A. from the University of Virginia and an M.B.A. from the Johnson Graduate School of Management, Cornell University.

JUSTIN L. VENTURA, PORTFOLIO MANAGER

Mr. Ventura is a founding Managing Partner of Valhalla. He has over 15 years of experience in the financial industry. Mr. Ventura currently serves as Co-Manager of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Ventura was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From June 2005 to April 2006, Mr. Ventura was employed by Hilliard Lyons Asset Management as Co-Manager of FHI. Prior to that, Mr. Ventura was employed by State Street Bank for six years as Vice President, Capital Markets Portfolio/ABS-MBS-CDO Sectors. Mr. Ventura began his career with Fitch IBCA, Inc. where he worked for five years and was a Director of Structured Finance/Mortgage and Asset-Backed Securities. Mr. Ventura received a B.A. from the University of Massachusetts and a J.D. from George Mason School of Law.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND

The primary investment objective of the First Trust Strategic High Income Fund ("FHI" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective, and seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives, and the Fund may not be appropriate for all investors.

MARKET RECAP

FHI continued to suffer from deteriorating market conditions during the twelve months ended October 31, 2008. Over the period the financial crisis intensified, affecting nearly every segment of the global capital markets, especially credit-sensitive assets. For some time the markets had been anticipating additional casualties beyond Bear Stearns, and in September those fears became reality. In roughly thirty days, the Federal Government seized Fannie Mae and Freddie Mac; Lehman Brothers filed for the largest bankruptcy in U.S. history; Bank of America swallowed an ailing Merrill Lynch; the Federal Government bailed out AIG; and finally, Washington Mutual failed. In response, Congress passed the Emergency Economic Stabilization Act of 2008, allowing the Treasury to spend up to $700 billion to buttress the nation's financial system, and the Federal Reserve made an "inter-meeting" cut of 50 basis points to the Federal Funds Rate.

This miserable environment shredded the equity markets. Over the twelve months ended October 31, 2008, the S&P 500(R) Index lost -36.1% on a total return basis. The financial sector, as measured by the NYSE Financial Index, produced an abysmal -51.3% for the Fund's fiscal year period. This is hardly surprising given the number of financial institutions needing additional capital over the last year and, in a number of cases, emergency assistance over the last few months. At the end of the period covered by this report, even after the passage of the momentous rescue package, great uncertainty continues to hover over the markets.

Subsequent to the Fund's fiscal year-end, market conditions remain strained. Liquidity is still severely restricted, and the combination of the Federal Government's backstopping of Citigroup and its potential bailout of the Big 3 automakers has injected even greater uncertainty into the financial system.

PERFORMANCE ANALYSIS

The strained financial system pressured virtually all of the Fund's asset classes. For the year ended October 31, 2008, the Fund delivered a -47.16% net asset value ("NAV") total return(1). The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was -19.19% over the same period. The difference between the Fund and its Index arises from the fact that the latter contains predominantly corporate high-yield debt; FHI's holdings, in contrast, consisted largely of structured-finance securities.

Of all the Fund's sectors, residential mortgage-backed securities (RMBS) and collateralized debt obligations (CDOs) declined the most in average price. These two categories suffered from negative headlines, a lack of liquidity, and negative credit trends. Although pricing in these two spaces was already severely depressed, downward pressures continued unabated due to general fear in the marketplace and a lingering supply-and-demand imbalance. Other sectors that experienced a material fall in average price were those backed by commercial mortgages and loans. A worsening economic picture heightened investor concern with both the weak underwriting of recent years and the limited refinancing options available to borrowers. Many of the Fund's holdings in these sectors have maintained a relatively stable credit profile, but they were not immune to the strong downdraft in pricing and moved lower over the twelve months covered by this report. Finally, the Fund's allocation to other asset-backed categories, such as manufactured housing loans and franchise loans, produced a similar story for the year; the overall credit profile remained relatively stable, while the average price fell more than expected. For almost every sector, the second half of the fiscal year was worse than the first, and this was clearly reflected by the Fund's market performance as well.

FHI's market price total return(2) was -45.56% for the period, but the premium/discount swings were wider in the last six months of the period. From October, 2007 to April, 2008, the price ranged from an 18.9% premium to a -17.8% discount; from April, 2008 to period-end, it widened considerably, stretching from a premium of 32.8% to a discount of -44.8%. Despite the volatility, the average divergence from the Fund's NAV for the period was -0.13%.

The Fund's credit facility terminated on November 12, 2008. This resulted in the untimely liquidation of certain positions during the reported period, which contributed to the reported net realized loss for the Fund.

MARKET & FUND OUTLOOK

Not surprisingly, over the year ended October 31, 2008, financial institutions tightened up on various forms of lending, from home mortgages, to credit cards, to business loans, as the worst financial crisis in seven decades took a bigger toll on the economy. Former Federal Reserve Chairman Alan Greenspan recently told the House Oversight and Reform Committee, "We are in the midst of a once-in-a century credit tsunami."

Throughout this crisis, the Fund's strategy has been to maintain diversification across asset classes and selectively exploit liquidity as needed. To date, we believe this approach has helped it endure the most difficult market conditions in a generation. Ultimately, however, the duration of this "credit tsunami" will drive collateral performance, and therefore, the Fund's total return. As the markets continue to struggle through this challenging period, risk will likely remain elevated, and prices under pressure. It remains to be seen whether or not the massive Federal intervention in the private sector will prove to be the eventual "cure-all" investors are hoping for.

----------
(1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

                                 POLICY CHANGE

CHANGE IN TEMPORARY DEFENSIVE POLICY

On September 15, 2008, the Fund's Board of Trustees approved a change in the Fund's temporary defensive policy. Previously, the temporary defensive policy of the Fund permitted it to deviate from its investment strategy and invest all or any portion of its managed assets in cash or cash equivalents. Cash equivalents, in general terms, include: U.S. Government securities, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, bank time deposits and money market funds. Under the revised temporary defensive policy, the Fund may deviate from its investment strategy and invest all or any portion of its total assets in cash, cash equivalents and certain other defensive instruments, including manufactured home loan-backed securities; certain securities guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts; asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises; corporate bonds; and any other securities rated in the AA category or better by at least one nationally recognized statistical rating organization. The revised temporary defensive policy is included in the Additional Information section of this report. A summary of Fund risk disclosures is included in Note 7 - Risk Considerations in the Notes to the Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2008

 PRINCIPAL                                                                    STATED
   VALUE                          DESCRIPTION                       COUPON   MATURITY       VALUE
-----------   ---------------------------------------------------   ------   --------   ------------
ASSET-BACKED SECURITIES - 51.6%
              ABCLO, Ltd.
$ 1,750,000      Series 2007-1A, Class D (b) (c) ................    8.65%   04/15/21   $    385,000
              ACE Securities Corp., Home Equity Loan Trust
    504,354      Series 2003-OP1, Class B .......................    6.00%   12/25/33         66,854
  2,000,000      Series 2005-HE5, Class M10 (c) .................    6.26%   08/25/35         19,340
  2,241,387      Series 2007-HE4, Class M8 (c) ..................    5.76%   05/25/37         16,810
              Aircraft Finance Trust
    984,572      Series 1999-1A, Class A2 (b) (c) ...............    5.06%   05/15/24        836,886
              Atherton Franchisee Loan Funding
    493,451      Series 1999-A, Class A2 (b) ....................    7.23%   03/15/21        467,678
              Bear Stearns Asset Backed Security Trust
  4,000,000      Series 2007-HE3, Class M9 (c) ..................    5.51%   04/25/37        163,560
              BNC Mortgage Loan Trust
  5,750,000      Series 2007-2, Class B1 (b) (c) ................    5.76%   05/25/37        400,890
  1,400,000      Series 2007-2, Class B2 (b) (c) ................    5.76%   05/25/37         71,876
  1,766,000      Series 2007-3, Class B2 (b) (c) ................    5.76%   07/25/37         84,556
              Bombardier Capital Mortgage Securitization Corp.
    337,998      Series 1999-B, Class A1B .......................    6.61%   09/15/10        209,835
    865,364      Series 1999-B, Class A3 ........................    7.18%   12/15/15        515,558
              Conseco Finance Securitizations Corp.
  3,764,225      Series 2000-6, Class M1 ........................    7.72%   09/01/31      1,005,371
              EMAC Owner Trust, LLC
  1,209,093      Series 1998-1, Class A3 (b) ....................    6.63%   01/15/25        846,365
  1,148,819      Series 2000-1, Class A1 (b) ....................    6.10%   01/15/27        631,851
  1,471,632      Series 2000-1, Class A2 (b) ....................    6.10%   01/15/27        809,398
              Falcon Franchise Loan Trust
  4,905,000      Series 2000-1, Class E (b) .....................    6.50%   04/05/16      2,231,801
  4,231,000      Series 2003-1, Class E (b) .....................    6.00%   01/05/25        873,843
              FFCA Secured Lending Corp.
  5,000,000      Series 1999-2, Class B1 (b) ....................    8.27%   05/18/26      2,177,486
              FMAC Loan Receivables Trust
    926,392      Series 1997-B, Class A (b) .....................    6.85%   09/15/19        852,281
              Green Tree Financial Corp.
    362,954      Series 1997-4, Class B1 ........................    7.23%   02/15/29         77,340
    997,149      Series 1998-4, Class M1 ........................    6.83%   04/01/30        472,698
  3,000,000      Series 1998-8, Class M1 ........................    6.98%   09/01/30      1,527,071
  6,333,804      Series 1999-3, Class M1 ........................    6.96%   02/01/31      1,383,885
              GSAMP Trust
  1,599,728      Series 2004-AR2, Class B4 (b) ..................    5.00%   08/25/34         31,995
    994,426      Series 2006-S3, Class A2 .......................    5.77%   05/25/36        132,536
    870,136      Series 2006-S5, Class A1 (c) ...................    3.35%   09/25/36         95,026
              Halyard Multi Asset CBO I, Ltd.
  1,630,322      Series 1A, Class B (b) (c) .....................    4.88%   03/24/10        652,129
              Helios Series I Multi Asset CBO, Ltd.
  3,000,000      Series 1A, Class B (b) (c) .....................    4.00%   12/13/36        900,000

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2008

 PRINCIPAL                                                                    STATED
   VALUE                          DESCRIPTION                       COUPON   MATURITY       VALUE
-----------   ---------------------------------------------------   ------   --------   ------------
ASSET-BACKED SECURITIES - (CONTINUED)
              Independence lll CDO, Ltd.
$ 5,000,000      Series 3A, Class C1 (b) (c) ....................    6.65%   10/03/37   $  1,600,000
              Indymac Residential Asset Backed Trust
  2,375,000      Series 2005-B, Class M10 (c) ...................    6.76%   08/25/35        231,556
              Long Beach Mortgage Loan Trust
  1,963,252      Series 2006-A, Class A2 ........................    5.55%   05/25/36        235,590
              Longhorn CDO, Ltd.
  2,743,468      Series 1, Class C (b) (c) ......................    9.05%   05/10/12        823,040
              Merit Securities Corp.
  3,105,952      Series 13, Class B1 (d) ........................    8.01%   12/28/33        157,241
  2,602,000      Series 13, Class M2 ............................    8.01%   12/28/33        857,829
              North Street Referenced Linked Notes
  4,500,000      Series 2000-1A, Class C (c) (d) ................    5.22%   04/28/11      2,854,305
  7,000,000      Series 2000-1A, Class D1 (b) (c) ...............    6.07%   04/28/11      3,850,000
              Park Place Securities, Inc.
  3,689,895      Series 2004-WCW1, Class M8 (c) .................    6.76%   09/25/34        515,658
  1,301,976      Series 2004-WCW2, Class M10 (b) (c) ............    6.01%   10/25/34         26,601
  5,000,000      Series 2005-WCW3, Class M11 (b) (c) ............    5.76%   08/25/35         50,000
    102,010      Series 2005-WHQ4, Class M10 (b) (c) ............    5.76%   09/25/35             82
              Rosedale CLO, Ltd.
  3,500,000      Series I-A, Class II (b) .......................    0.00%   07/24/21        525,000
              Signature 5, Ltd.
  1,000,000      Series 5A, Class C (b) .........................   12.56%   10/27/12        350,000
              Soundview Home Equity Loan Trust
  1,634,000      Series 2007-OPT3, Class M10 (b) (c) ............    5.76%   08/25/37         49,020
              Structured Asset Investment Loan Trust
    654,273      Series 2004-8, Class B2 ........................    5.00%   09/25/34          2,259
              Structured Asset Securities Corp.
  3,000,000      Series 2007-BC3, Class B1 (b) (c) ..............    5.76%   05/25/47        180,450
  2,000,000      Series 2007-OSI, Class M10 (c) .................    5.76%   06/25/37         33,860
              Summit CBO I, Ltd.
  4,914,010      Series 1A, Class B (b) (c) .....................    3.78%   05/23/11        245,701
              Wells Fargo Home Equity Trust
  3,947,000      Series 2007-2, Class B2 (b) (c) ................    5.76%   04/25/37        136,211
                                                                                        ------------
              TOTAL ASSET-BACKED SECURITIES
              (Cost $69,038,565) ................................                         30,664,322
                                                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.8%
              Bear Stearns Alt-A Trust
  2,169,543      Series 2006-8, Class 2A2 .......................    5.46%   08/25/46      1,096,277
              Countrywide Alternative Loan Trust
  1,898,182      Series 2005-56, Class B4 (b) (c) ...............    4.51%   11/25/35         37,964
  3,378,932      Series 2005-56, Class M4 (c) ...................    4.18%   11/25/35        743,365
    162,990      Series 2006-OA2, Class B2 (c) ..................    6.53%   05/20/46          1,630
              Credit Suisse Mortgage Capital Certificates
  2,404,767      Series 2006-1, Class DB5 (d) ...................    5.72%   02/25/36         36,801
  2,327,168      Series 2006-2, Class DB5 (d) ...................    5.87%   03/25/36         82,398
              CS First Boston Mortgage Securities Corp.
     83,151      Series 2005-11, Class DB6 (b) ..................    6.05%   12/25/35            831

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2008

 PRINCIPAL                                                                    STATED
   VALUE                          DESCRIPTION                       COUPON   MATURITY       VALUE
-----------   ---------------------------------------------------   ------   --------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
              Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
$ 3,691,244      Series 2007-OA4, Class M10 (c) .................    6.26%   08/25/47   $     25,233
              HarborView Mortgage Loan Trust
  4,051,643      Series 2005-9, Class B10 (c) ...................    6.03%   06/20/35        810,329
                                                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost $11,121,351) ................................                          2,834,828
                                                                                        ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4%
              Banc of America Commercial Mortgage Inc.
  1,171,422      Series 2000-1, Class M (b) .....................    6.00%   11/15/31        470,311
              Banc of America Large Loan, Inc.
  2,000,000      Series 2005-MIB1, Class L (b) (c) ..............    7.56%   03/15/22      1,424,379
              Banc of America Structural Securities Trust
  2,878,166      Series 2002-X1, Class O (b) ....................    7.00%   10/11/33      2,279,268
  2,878,166      Series 2002-X1, Class P (b) ....................    7.00%   10/11/33      2,057,215
              Bear Stearns Commercial Mortgage Securities
  1,776,400      Series 2000-WF1, Class K .......................    6.50%   02/15/32        665,281
              GE Capital Commercial Mortgage Corp.
    700,000      Series 2000-1, Class G (b) .....................    6.13%   01/15/33        485,755
              GMAC Commercial Mortgage Securities, Inc.
  1,000,000      Series 1999-C3, Class G (b) ....................    6.97%   08/15/36        949,920
              GS Mortgage Securities Corp. II
  7,000,000      Series 1998-C1, Class H (b) ....................    6.00%   10/18/30      1,969,841
              LB-UBS Commercial Mortgage Trust
  3,025,000      Series 2001-C7, Class Q (d) ....................    5.87%   11/15/33      1,542,729
  2,083,703      Series 2001-C7, Class S (b) ....................    5.87%   11/15/33        639,123
              Morgan Stanley Capital I, Inc.
    968,400      Series 1999-WF1, Class M (b) ...................    5.91%   11/15/31        350,404
  2,787,919      Series 2003-IQ5, Class O (d) ...................    5.24%   04/15/38        482,631
                                                                                        ------------
              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
              (Cost $22,076,271) ................................                         13,316,857
                                                                                        ------------
CORPORATE BONDS - 2.2%
  1,500,000   Lexington Precision Corp., Units (e) (f) ..........    0.00%   08/01/09      1,305,000
                                                                                        ------------
              TOTAL CORPORATE BONDS
              (Cost $1,200,000) .................................                          1,305,000
                                                                                        ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 10.4%
              FannieMae-ACES
  7,758,752      Series 1998-M7, Class N, IO ....................    0.54%   05/25/36        115,107
              Government National Mortgage Association
 94,655,676      Series 2003-47, Class XA, IO ...................    1.24%   06/16/43      4,404,196
 23,930,043      Series 2003-59, Class XA, IO ...................    1.98%   06/16/34      1,643,058
                                                                                        ------------
              TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
              (Cost $7,230,819) .................................                          6,162,361
                                                                                        ------------

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2008

 PRINCIPAL                                                                    STATED
   VALUE                          DESCRIPTION                       COUPON   MATURITY       VALUE
-----------   ---------------------------------------------------   ------   --------   ------------
STRUCTURED NOTES - 4.1%
              Bacchus Ltd.
$ 1,225,000      Series 2006-1I, Subordinated Bond (b) ..........    0.00%   01/20/19   $    796,250
              InCaps Funding II Ltd./InCaps Funding II Corp.
  2,000,000      Subordinated Note (b) ..........................    0.00%   01/15/34        500,000
  3,750,000   Preferred Term Securities XXV, Ltd. (d) ...........    0.00%   06/22/37      1,125,000
                                                                                        ------------
              TOTAL STRUCTURED NOTES .
              (Cost $5,410,664) .................................                          2,421,250
                                                                                        ------------
PREFERRED SECURITIES - 2.3%
      1,450   Ajax Two Ltd., Series 2A (b) (g) ..................                       $    319,000
      2,000   Ajax Two Ltd., Series 2X (b) (g) ..................                            300,000
      4,000   Pro Rata Funding, Ltd., Inc. (b) (g) ..............                            600,000
      2,000   Soloso CDO, Ltd., Series 2005-1 (b) (g) ...........                             20,000
      3,000   White Marlin CDO, Ltd., Series AI (b)(g) ..........                            150,000
                                                                                        ------------
              TOTAL PREFERRED SECURITIES
              (Cost $5,231,142) .................................                          1,389,000
                                                                                        ------------
              TOTAL INVESTMENTS - 97.8%
              (Cost $121,308,812) (h) ...........................                         58,093,618

              LOAN OUTSTANDING - (25.2)% ........................                        (15,000,000)
              NET OTHER ASSETS AND LIABILITIES - 27.4% ..........                         16,287,556
                                                                                        ------------
              NET ASSETS - 100.0% ...............................                       $ 59,381,174
                                                                                        ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Valhalla Capital Partners, LLC, the Fund's investment sub-advisor. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. At October 31, 2008, securities noted as such amounted to $33,440,401 or 56.3% of net assets.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2008.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (See Note 2C - Restricted Securities in the Notes to Financial Statements).

(e)  The issuer is in default. Income is not being accrued.

(f) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(g)  Zero coupon.

(h) Aggregate cost for federal income tax purposes is $135,879,850. As of October 31, 2008, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $1,098,371 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $78,884,603.

ACES Alternative Credit Enhancement Securities

CBO  Collateralized Bond Obligation

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

IO   Interest Only

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008

ASSETS:
Investments, at value
   Cost ($121,308,812) ........................................................................   $ 58,093,618
Cash ..........................................................................................     10,086,411
Prepaid expenses ..............................................................................          8,151
Receivables:
   Investment securities sold .................................................................      5,622,548
   Interest ...................................................................................        851,132
                                                                                                  ------------
      Total Assets ............................................................................     74,661,860
                                                                                                  ------------
LIABILITIES:
Payables:
   Outstanding loan ...........................................................................     15,000,000
   Interest and fees due on loan ..............................................................         87,966
   Investment advisory fees ...................................................................         68,199
   Audit and tax fees .........................................................................         63,250
   Printing fees ..............................................................................         23,511
   Legal fees .................................................................................         12,604
   Administrative fees ........................................................................          8,332
   Transfer agent fees ........................................................................          6,048
   Trustees' fees and expenses ................................................................          2,929
   Custodian fees .............................................................................          2,308
Accrued expenses and other liabilities ........................................................          5,539
                                                                                                  ------------
      Total Liabilities .......................................................................     15,280,686
                                                                                                  ------------
NET ASSETS ....................................................................................   $ 59,381,174
                                                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................   $151,300,522
Par value .....................................................................................         90,358
Accumulated net investment income (loss) ......................................................      8,503,569
Accumulated net realized gain (loss) on investments ...........................................    (37,298,081)
Net unrealized appreciation (depreciation) on investments .....................................    (63,215,194)
                                                                                                  ------------
NET ASSETS ....................................................................................   $ 59,381,174
                                                                                                  ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................   $       6.57
                                                                                                  ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...      9,035,801
                                                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
Interest ......................................................................................   $ 22,609,324
                                                                                                  ------------
      Total investment income .................................................................     22,609,324
                                                                                                  ------------
EXPENSES:
Interest and fees on revolving loan ...........................................................      2,024,653
Investment advisory fees ......................................................................      1,254,300
Excise tax expense ............................................................................        312,771
Administrative fees ...........................................................................        138,502
Audit and tax fees ............................................................................         82,268
Printing fees .................................................................................         64,571
Transfer agent fees ...........................................................................         42,990
Trustees' fees and expenses ...................................................................         39,209
Legal fees ....................................................................................         14,036
Custodian fees ................................................................................         15,522
Other .........................................................................................        162,101
                                                                                                  ------------
      Total expenses ..........................................................................      4,150,923
                                                                                                  ------------
NET INVESTMENT INCOME .........................................................................     18,458,401
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments ....................................................    (54,237,722)
   Net change in unrealized appreciation (depreciation) of investments ........................    (24,267,712)
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................................................    (78,505,434)
                                                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $(60,047,033)
                                                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR           YEAR
                                                                                       ENDED          ENDED
                                                                                    10/31/2008     10/31/2007
                                                                                   ------------   ------------
OPERATIONS:
Net investment income (loss) ...................................................   $ 18,458,401   $ 19,450,035
Net realized gain (loss) .......................................................    (54,237,722)    (1,704,519)
Net change in unrealized appreciation (depreciation) ...........................    (24,267,712)   (41,769,545)
                                                                                   ------------   ------------
Net increase (decrease) in net assets resulting from operations ................    (60,047,033)   (24,024,029)
                                                                                   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..........................................................     (7,286,555)   (17,637,502)
Net realized gain ..............................................................             --       (140,077)
Return of capital ..............................................................     (9,998,690)            --
                                                                                   ------------   ------------
Total distributions to shareholders ............................................    (17,285,245)   (17,777,579)
                                                                                   ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .........................................        568,471      1,571,269
                                                                                   ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ......        568,471      1,571,269
                                                                                   ------------   ------------
Total increase (decrease) in net assets ........................................    (76,763,807)   (40,230,339)
NET ASSETS:
Beginning of period ............................................................    136,144,981    176,375,320
                                                                                   ------------   ------------
End of period ..................................................................   $ 59,381,174   $136,144,981
                                                                                   ============   ============
Accumulated net investment income (loss) at end of period ......................   $  8,503,569   $  6,297,397
                                                                                   ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ...........................................      8,983,394      8,900,949
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ......         52,407         82,445
                                                                                   ------------   ------------
Common Shares at end of period .................................................      9,035,801      8,983,394
                                                                                   ============   ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ...........................   $(60,047,033)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments .................................................     (5,660,841)
      Sales and maturities of investments ......................................     54,217,953
      Net amortization/accretion of premiums/discount on investments ...........     (2,726,205)
      Net realized gain/loss on investments ....................................     54,237,722
      Net change in unrealized appreciation/depreciation on investments ........     24,267,712
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in dividends receivable .........................................         46,568
      Decrease in interest receivable ..........................................      1,261,363
      Increase in receivable for investment securities sold ....................     (5,622,548)
      Decrease in prepaid expenses .............................................          2,785
      Decrease in interest and fees due on loan ................................       (263,246)
      Decrease in investment advisory fees payable .............................        (84,356)
      Increase in audit and tax fees payable ...................................         19,150
      Decrease in legal fees payable ...........................................        (22,889)
      Decrease in printing fees payable ........................................         (6,484)
      Increase in transfer agent fees payable ..................................          3,293
      Decrease in administrative fees payable ..................................         (8,547)
      Decrease in custodian fees payable .......................................         (2,132)
      Increase in Trustees' fees and expenses payable ..........................             89
      Increase in accrued expenses and other liabilities .......................          3,740
                                                                                   ------------
CASH PROVIDED BY OPERATING ACTIVITIES ..........................................                  $ 59,616,094
                                                                                                  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares reinvested ...................................        568,471
      Distributions to Common Shareholders from net investment income ..........     (7,286,555)
      Return of capital distributions ..........................................     (9,998,690)
      Repayments of loan .......................................................    (46,200,000)
                                                                                   ------------
CASH USED IN FINANCING ACTIVITIES ..............................................                   (62,916,774)
                                                                                                  ------------
Decrease in cash ...............................................................                    (3,300,680)
Cash at beginning of period ....................................................                    13,387,091
                                                                                                  ------------
Cash at end of period ..........................................................                  $ 10,086,411
                                                                                                  ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ..............................                  $  2,287,899
                                                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR         YEAR         YEAR          PERIOD
                                                                         ENDED        ENDED        ENDED          ENDED
                                                                      10/31/2008   10/31/2007   10/31/2006   10/31/2005 (a)
                                                                      ----------   ----------   ----------   --------------
Net asset value, beginning of period ..............................    $ 15.16     $  19.82      $  19.13     $  19.10(b)
                                                                       -------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................................       2.05         2.17          2.08         0.39
Net realized and unrealized gain (loss) ...........................      (8.72)       (4.84)         0.76        (0.17)
                                                                       -------     --------      --------     --------
Total from investment operations ..................................      (6.67)       (2.67)         2.84         0.22
                                                                       -------     --------      --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .............................................      (0.81)       (1.97)        (2.15)       (0.15)
Net realized gain .................................................         --        (0.02)           --           --
Return of capital .................................................      (1.11)          --            --           --
                                                                       -------     --------      --------     --------
Total distributions ...............................................      (1.92)       (1.99)        (2.15)       (0.15)
                                                                       -------     --------      --------     --------
Common Shares offering costs charged to paid-in capital ...........         --           --            --        (0.04)
                                                                       -------     --------      --------     --------
Net asset value, end of period ....................................    $  6.57     $  15.16      $  19.82     $  19.13
                                                                       =======     ========      ========     ========
Market value, end of period .......................................    $  6.34     $  14.19      $  21.19     $  18.79
                                                                       =======     ========      ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (C) (D) .....................     (47.16)%     (14.65)%       15.73%        1.03%
                                                                       =======     ========      ========     ========
TOTAL RETURN BASED ON MARKET VALUE (D) (E) ........................     (45.56)%     (25.30)%       26.16%       (5.28)%
                                                                       =======     ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................    $59,381     $136,145      $176,375     $168,413
Ratio of total expenses to average net assets .....................       4.32%        3.70%         1.20%        1.33%(f)
Ratio of total expenses to average net assets excluding interest
expense and fees ..................................................       2.21%        1.68%         1.20%        1.33%(f)
Ratio of net investment income to average net assets ..............      19.21%       11.78%        10.84%        7.82%(f)
Portfolio turnover rate ...........................................          4%          19%           78%          19%

INDEBTEDNESS:
Loan outstanding (in 000's) .......................................    $15,000     $ 61,200           N/A          N/A
Asset coverage per $1,000 of indebtedness (g) .....................    $ 4,959     $  3,225           N/A          N/A

----------
(a) Initial seed date of July 19, 2005. The Fund commenced operations on July 26, 2005.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A  Not Applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on April 15, 2005 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHI on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities that Valhalla Capital Partners LLC ("Valhalla" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Board of Trustees which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $23,044,686 (39.7% of total investments) as of October 31, 2008, whose values have been determined based on prices supplied by dealers and investments with a value of $35,048,932 (60.3% of total investments) whose values have been determined based on prices supplied by independent pricing services. These values may differ from the values that would have been used had a ready market price for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) credit quality and cash flow of the issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund follows the provisions of Emerging Issues Task Force No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets," for certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At October 31, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2008, the Fund held restricted securities as shown in the table below that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                            CARRYING                               % OF
                                               ACQUISITION    PRINCIPAL      VALUE       CARRYING                   NET
SECURITY                                           DATE         VALUE      PER SHARE       COST         VALUE     ASSETS
--------                                       -----------   -----------   ---------    ----------   ----------   ------
Credit Suisse Mortgage Capital Certificates
   Series 2006-1, Class DB5, 5.72%, 02/25/36     12/15/06    $ 2,404,767     $ 1.53     $  814,111   $   36,801    0.06%
   Series 2006-2, Class DB5, 5.87%, 03/25/36     12/15/06      2,327,168       3.54        792,608       82,398    0.14
LB-UBS Commercial Mortgage Trust
   Series 2001-C7, Class Q, 5.87%, 11/15/33      09/19/05      3,025,000      51.00      2,587,889    1,542,729    2.60
Merit Securities Corp.
   Series 13, Class B1, 8.01%, 12/28/33          02/20/07      3,105,952       5.06         57,387      157,241    0.27
Morgan Stanley Capital I, Inc.
   Series 2003-IQ5, Class O, 5.24%, 04/15/38     10/19/06      2,787,919      17.31      1,605,418      482,631    0.81
North Street Referenced Linked Notes
   Series 2000-1A, Class C, 5.22%, 04/28/11      03/27/06      4,500,000      63.43      3,577,286    2,854,305    4.81
Preferred Term Securities XXV, Ltd.              03/22/07      3,750,000      30.00      3,717,483    1,125,000    1.89
                                                             -----------               -----------   ----------   -----
                                                             $21,900,806               $13,152,182   $6,281,105   10.58%
                                                             ===========               ===========   ==========   =====

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended October 31, 2008, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $8,965,674, an increase in accumulated net realized gain (loss) on investments by $19,243,116 and a decrease to paid-in capital of $10,277,442. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007, was as follows:

Distributions paid from:

                                                    2008           2007
                                                ------------   -----------
Ordinary Income .............................   $  7,286,555   $17,637,502
Long-Term Capital Gains .....................             --       140,077
Return of Capital ...........................      9,998,690            --

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...............             --
Net Unrealized Appreciation (Depreciation) ..   $(77,786,232)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At October 31, 2008, the Fund had available realized capital losses of $2,534,309 and $11,689,165 to offset future net capital gains through the fiscal years 2015 and 2016, respectively.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of October 31, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of any borrowings).

Valhalla, a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of Managed Assets that is paid by First Trust from its investment advisory fee. First Trust Portfolios L.P., an affiliate of First Trust, owns a minority interest in Valhalla.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and "Interested" Trustee received no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the year ended October 31, 2008, were $5,660,841 and $54,217,953, respectively.

                           5. REVOLVING LOAN AGREEMENT

The Fund's Revolving Credit and Security Agreement with Liberty Street Funding Corp., as conduit lender, and The Bank of Nova Scotia, as secondary lender, expired on November 12, 2008. This facility provided a revolving credit facility to be used as leverage for the Fund. The credit facility provided for a secured line of credit for the Fund, where Fund assets were pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). In addition, the Fund agreed to pay facility commitment fees on the unutilized line of credit, which are included in "Interest and fees on outstanding loan" on the Statement of Operations. The total commitment under the Revolving Credit and Security Agreement was $87,000,000. For the year ended October 31, 2008, the average amount outstanding was $43,210,929. The high and low annual interest rates during the year ended October 31, 2008 were 5.66% and 2.75%, respectively, and the weighted average interest rate was 3.92%. The interest rate at October 31, 2008 was 3.31%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: The Fund will invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                                OCTOBER 31, 2008

economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

                              8. SUBSEQUENT EVENTS

On October 20, 2008, the Fund declared a dividend of $0.1600 per share to Common Shareholders of record November 5, 2008, payable November 17, 2008.

On November 20, 2008, the Fund declared a dividend of $0.1600 per share to Common Shareholders of record December 3, 2008, payable December 12, 2008.

On December 22, 2008, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record January 6, 2009, payable January 15, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Strategic High Income Fund (the "Fund") as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund as of October 31, 2008 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2A to the Fund's financial statements, the statement of assets and liabilities includes investments with a value $23,044,686 (39.7% of total investments) as of October 31, 2008, whose values have been determined based on prices supplied by dealers and investments with a value of $35,048,932 (60.3% of total investments) whose values have been determined based on prices supplied by independent pricing services. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
December 23, 2008

ADDITIONAL INFORMATION

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 8,063,129, the number of votes against was 184,881 and the number of abstentions was 735,384. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                      CHANGE IN TEMPORARY DEFENSIVE POLICY

On September 15, 2008, the Fund's Board of Trustees approved a change in the Fund's temporary defensive policy. Previously, the temporary defensive policy of the Fund permitted it to deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. Cash equivalents, in general terms, include: U.S. government securities, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, bank time deposits and money market funds. Under the revised temporary defensive policy, the Fund may deviate from its investment strategy and invest all or any portion of its total assets in cash, cash equivalents and certain other defensive instruments, including manufactured home loan-backed securities; certain securities guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts; asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises; corporate bonds; and any other securities rated in the AA category or better by at least one nationally recognized statistical rating organization (collectively, the "Defensive Instruments"). The revised temporary defensive policy is set forth below. When the Fund is assuming a temporary defensive position, it may not pursue or achieve its investment objectives during such times and may deviate from its investment strategies, including its concentration policy. Investments in the Fund assuming temporary defensive positions in reliance on its temporary defensive policy remain subject to risks, including investment risk and the possible loss of the money invested in the Fund. Some of the risks related to the Fund have been set forth in Note 7
- Risk Considerations in the Notes to Financial Statements.

                     TEMPORARY DEFENSIVE POLICY OF THE FUND

During the period in which the net proceeds of any offering of Common Shares, Preferred Shares, commercial paper or notes and/or borrowings, if any, are being invested, or during periods in which First Trust Advisors L.P. (the "Advisor") or Valhalla Capital Partners, LLC (the "Sub-Advisor") determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and Defensive Instruments (as such term is defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of the Fund. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Defensive Instruments are defined to include:

A.   Cash Equivalents

     1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

     3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Purchasing securities pursuant to a repurchase agreement affords an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     5) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

     6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     (7) Shares of money market funds purchased in accordance with the provisions of the 1940 Act.

B. Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*

C. Securities guaranteed by the U.S. Government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

D. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

E. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

F    Corporate bonds - debt obligations issued by corporations.*

G. Any other securities rated in the AA category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or Sub-Advisor will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

* To be eligible as a Defensive Instrument, the Sub-Advisor must determine in each case at the time of purchase that the security to be purchased is less risky than RMBS currently available in the marketplace that would be consistent with the Fund's investment strategy.

                                   LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. The complaints in these lawsuits, Gosselin
v. First Trust Advisors L.P., et. al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P. et. al. (filed September 19, 2008) each name the following entities as defendants: First Trust Advisors L.P. , Hilliard Lyons Asset Management, Valhalla Capital Partners LLC, First Trust Portfolios, L.P., and the three closed-end funds (the "Funds") named above. The complaints also name the Trustees and certain officers of the Funds as defendants. The plaintiffs in both lawsuits purport to bring the actions on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs in each action assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds liquidity risk was omitted, (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. The defendants believe the lawsuits are without merit and intend to contest them vigorously.

BOARD OF TRUSTEES AND OFFICERS

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                    THE FIRST TRUST             OTHER
        NAME, ADDRESS,                                                                FUND COMPLEX         TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS       OVERSEEN BY           DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE(1)       DURING PAST 5 YEARS          TRUSTEE            HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   ---------------   ------------------------
                                                     INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -  Two Year Term       Physician; President,              60                     None
c/o First Trust Advisors L.P.   -  Since Fund          Wheaton Orthopedics;
120 E. Liberty Drive,              Inception           Co-owner and Co-Director
Suite 400                                              (January 1996 to May
Wheaton, IL 60187                                      2007), Sports Med Center
D.OB.: 04/51                                           for Fitness; Limited
                                                       Partner, Gundersen Real
                                                       Estate Partnership;
                                                       Limited Partner,
                                                       Sportsmed LLC

Thomas R. Kadlec, Trustee       -  Two Year Term       Senior Vice President and          60          Director of ADM Investor
c/o First Trust Advisors L.P.   -  Since Fund          Chief Financial Officer                        Service, Inc. and
120 E. Liberty Drive,              Inception           (May 2007 to Present),                         Director of Archer
Suite 400                                              Vice President and Chief                       Financial Services, Inc.
Wheaton, IL 60187                                      Financial Officer (1990 to
D.O.B.: 11/57                                          May 2007), ADM Investor
                                                       Services, Inc. (Futures
                                                       Commission Merchant);
                                                       President (May 2005 to
                                                       Present), ADM Derivatives,
                                                       Inc.; Registered
                                                       Representative (2000 to
                                                       Present), Segerdahl &
                                                       Company, Inc., a FINRA
                                                       member (Broker-Dealer)

Robert F. Keith, Trustee        -  Three Year Term     President (2003 to                 60                     None
c/o First Trust Advisors L.P.   -  Since June 2006     Present), Hibs Enterprises
120 E. Liberty Drive,                                  (Financial and Management
Suite 400                                              Consulting); President
Wheaton, IL 60187                                      (2001 to 2003), Aramark
D.O.B.: 11/56                                          Service Master Management;
                                                       President and Chief
                                                       Operating Officer (1998 to
                                                       2003), Service Master
                                                       Management Services

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                    THE FIRST TRUST             OTHER
        NAME, ADDRESS,                                                                FUND COMPLEX         TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS       OVERSEEN BY           DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE(1)       DURING PAST 5 YEARS          TRUSTEE            HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   ---------------   ------------------------
                                               INDEPENDENT TRUSTEES (CONTINUED)

Niel B. Nielson, Trustee        -  Three Year Term     President (June 2002 to            60          Director of Covenant
c/o First Trust Advisors L.P.   -  Since Fund          Present), Covenant                             Transport Inc.
120 E. Liberty Drive,              Inception           College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                      INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     -  Three Year          President, First Trust             60          Trustee of Wheaton
President, Chairman of the         Trustee Term and    Advisors L.P. and First                        College
Board and CEO                      Indefinite          Trust Portfolios L.P.;
120 E. Liberty Drive,              Officer Term        Chairman of the Board of
Suite 400                       -  Since Fund          Directors, BondWave LLC
Wheaton, IL 60187                  Inception           (Software Development
D.O.B.: 09/55                                          Company/Broker-
                                                       Dealer/Investment
                                                       Advisor) and Stonebridge
                                                       Advisors LLC (Investment
                                                       Advisor)

    NAME, ADDRESS,        POSITION AND OFFICES     TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND           LENGTH OF SERVICE            DURING PAST 5 YEARS
---------------------   ------------------------   ------------------   ---------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley         Treasurer, Controller,     -  Indefinite Term   Chief Financial Officer, First Trust
120 E. Liberty Drive,   Chief Financial Officer    -  Since Fund        Advisors L.P. and First Trust
Suite 400               and Chief Accounting          Inception         Portfolios L.P.; Chief Financial
Wheaton, IL 60187       Officer                                         Officer, BondWave LLC (Software
D.O.B.: 11/57                                                           Development
                                                                        Company/Broker-Dealer/Investment
                                                                        Advisor) and Stonebridge Advisors LLC
                                                                        (Investment Advisor)

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

    NAME, ADDRESS,        POSITION AND OFFICES     TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND           LENGTH OF SERVICE            DURING PAST 5 YEARS
---------------------   ------------------------   ------------------   ---------------------------------------
                                  OFFICERS WHO ARE NOT TRUSTEES(3) (CONTINUED)

James M. Dykas          Assistant Treasurer        -  Indefinite Term   Senior Vice President (April 2007 to
120 E. Liberty Drive,                              -  Since Fund        Present), Vice President (January 2005
Suite 400                                             Inception         to April 2007), First Trust Advisors
Wheaton, IL 60187                                                       L.P. and First Trust Portfolios L.P.;
D.O.B.: 01/66                                                           Executive Director (December 2002 to
                                                                        January 2005), Vice President
                                                                        (December 2000 to December 2002),
                                                                        Van Kampen Asset Management and Morgan
                                                                         Stanley Investment Management

Christopher Fallow      Assistant Vice President   -  Indefinite Term   Assistant Vice President (August 2006
120 E. Liberty Drive,                              -  Since Fund        to Present), Associate (January 2005
Suite 400                                             Inception         to August 2006), First Trust Advisors
Wheaton, IL 60187                                                       L.P. and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                           Municipal Bond Trader (July 2001 to
                                                                        January 2005), BondWave LLC
                                                                        (Software Development
                                                                        Company/Broker-Dealer/Investment
                                                                        Advisor)

W. Scott Jardine        Secretary and Chief        -  Indefinite Term   General Counsel, First Trust Advisors
120 E. Liberty Drive,   Compliance Officer         -  Since Fund        L.P. and First Trust Portfolios L.P.;
Suite 400                                             Inception         Secretary, BondWave LLC (Software
Wheaton, IL 60187                                                       Development Company/Broker-
D.O.B.: 05/60                                                           Dealer/Investment Advisor) and
                                                                        Stonebridge Advisors LLC
                                                                        (Investment Advisor)

Daniel J. Lindquist     Vice President             -  Indefinite Term   Senior Vice President (September 2005
120 E. Liberty Drive,                              -  Since Fund        to Present), Vice President (April 2004
Suite 400                                             Inception         to September 2005), First Trust
Wheaton, IL 60187                                                       Advisors L.P. and First Trust
D.O.B.: 02/70                                                           Portfolios L.P.; Chief Operating
                                                                        Officer (January 2004 to April 2004),
                                                                        Mina Capital Management, LLC; Chief
                                                                        Operating Officer (April 2000 to
                                                                        January 2004), Samaritan Asset
                                                                        Management Services, Inc.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

    NAME, ADDRESS,        POSITION AND OFFICES     TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND           LENGTH OF SERVICE            DURING PAST 5 YEARS
---------------------   ------------------------   ------------------   ---------------------------------------
                                        OFFICERS WHO ARE NOT TRUSTEES(3)

Coleen D. Lynch         Assistant Vice President   -  Indefinite Term   Assistant Vice President (January
120 E. Liberty Drive,                              -  Since July 2008   2008 to Present), First Trust Advisors
Suite 400                                                               L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                       Vice President (May 1998 to January
D.O.B.: 07/58                                                           2008), Van Kampen Asset Management and
                                                                        Morgan Stanley Investment Management

Kristi A. Maher         Assistant Secretary        -  Indefinite Term   Deputy General Counsel (May 2007 to
120 E. Liberty Drive,                              -  Since Fund        Present), Assistant General Counsel
Suite 400                                             Inception         (March 2004 to May 2007), First Trust
Wheaton, IL 60187                                                       Advisors L.P. and First Trust
D.O.B.: 12/66                                                           Portfolios L.P.; Associate (December
                                                                        1995 to March 2004), Chapman and
                                                                        Cutler LLP

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          OCTOBER 31, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(First Trust LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Valhalla Capital Partners LLC
13011 W. Hwy 42, Suite 201
Prospect, KY 40059

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT & BOARD ADMINISTRATOR PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (A) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,000 for the fiscal year ended October 31, 2007 and $53,500 for the fiscal year ended October 31, 2008.

    (B) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $2,400 for the fiscal year ended October 31, 2007 and $6,868 for the fiscal year ended October 31, 2008. These fees were for additional audit work.

        AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $2,400 for the fiscal year ended October 31, 2007 and $6,868 for the fiscal year ended October 31, 2008. These fees were for additional audit work.

    (C) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,125 for the fiscal year ended October 31, 2007 and $5,000 for the fiscal year ended October 31, 2008. These fees were for tax return preparation.

        TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2008.

    (D) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $902 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2008. These fees were for compliance consulting services.

        ALL OTHER FEES (INVESTMENT ADVISER) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $23,303 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2008. These fees were for compliance consulting.

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

 (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
        (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2007, were $5,027 for the Registrant and $30,303 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2008 were $5,000 the Registrant and $12,143 for the Registrant's investment adviser.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES


         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:



    1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.


    2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.


    3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.


    4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.


    5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.


    6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.


    7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003


                            (RISKMETRICS GROUP LOGO)

===============================================================================

                    2008 U.S. Proxy Voting Guidelines Summary

                             ISS Governance Services

                                December 17, 2007

===============================================================================

Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

         Risk Management | RiskMetrics Labs | ISS Governance Services |
                          Financial Research & Analysis

                               www.riskmetrics.com

RISKMETRICS Group                                            www.riskmetrics.com

                             ISS GOVERANCE SERVICES
                    2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                 EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                              UPDATED DEC 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("ISS") Proxy Voting Manual.

Table of Contents

1.  OPERATIONAL ITEMS...........................................................    6
    Adjourn Meeting.............................................................    6
    Amend Quorum Requirements...................................................    6
    Amend Minor Bylaws..........................................................    6
    Auditor Indemnification And Limitation Of Liability.........................    6
    Auditor Ratification........................................................    6
    Change Company Name.........................................................    7
    Change Date, Time, Or Location Of Annual Meeting............................    7
    Transact Other Business.....................................................    7
2.  BOARD OF DIRECTORS:.........................................................    8
    Voting On Director Nominees In Uncontested Elections........................    8
    2008 Classification Of Directors............................................   10
    Age Limits..................................................................   11
    Board Size..................................................................   11
    Classification/Declassification Of The Board................................   12
    Cumulative Voting...........................................................   12
    Director And Officer Indemnification And Liability Protection...............   12
    Establish/Amend Nominee Qualifications......................................   12
    Filling Vacancies/Removal Of Directors......................................   13
    Independent Chair (Separate Chair/Ceo)......................................   13
    Majority Of Independent Directors/Establishment Of Committees...............   14
    Majority Vote Shareholder Proposals.........................................   14
    Office Of The Board.........................................................   14
    Open Access.................................................................   14
    Performance Test For Directors..............................................   15
    Stock Ownership Requirements................................................   16
    Term Limits.................................................................   16
3.  PROXY CONTESTS..............................................................   17
    Voting For Director Nominees In Contested Elections.........................   17
    Reimbursing Proxy Solicitation Expenses.....................................   17
    Confidential Voting.........................................................   17
4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.............................   18
    Advance Notice Requirements For Shareholder Proposals/Nominations...........   18
    Amend Bylaws Without Shareholder Consent....................................   18
    Poison Pills................................................................   18
    Shareholder Ability To Act By Written Consent...............................   18
    Shareholder Ability To Call Special Meetings................................   19


                  2008 US Proxy Voting Guidelines Summary -2-

RISKMETRICS Group                                            www.riskmetrics.com

    Supermajority Vote Requirements.............................................   19
5.  MERGERS AND CORPORATE RESTRUCTURINGS........................................   20
OVERALL APPROACH................................................................   20
    Appraisal Rights............................................................   20
    Asset Purchases.............................................................   20
    Asset Sales.................................................................   20
    Bundled Proposals...........................................................   21
    Conversion Of Securities....................................................   21
    Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
       Plans/Reverse Leveraged Buyouts/Wrap Plans...............................   21
    Formation Of Holding Company................................................   21
    Going Private Transactions (Lbos, Minority Squeezeouts, And Going Dark).....   22
    Joint Ventures..............................................................   22
    Liquidations................................................................   22
    Mergers And Acquisitions/ Issuance Of Shares To Facilitate Merger Or
       Acquisition..............................................................   22
    Private Placements/Warrants/Convertible Debentures..........................   23
    Spinoffs....................................................................   23
    Value Maximization Proposals................................................   23
6.  STATE OF INCORPORATION......................................................   24
    Control Share Acquisition Provisions........................................   24
    Control Share Cash-Out Provisions...........................................   24
    Disgorgement Provisions.....................................................   24
    Fair Price Provisions.......................................................   24
    Freeze-Out Provisions.......................................................   25
    Greenmail...................................................................   25
    Reincorporation Proposals...................................................   25
    Stakeholder Provisions......................................................   25
    State Antitakeover Statutes.................................................   25
7.  CAPITAL STRUCTURE...........................................................   26
    Adjustments To Par Value Of Common Stock....................................   26
    Common Stock Authorization..................................................   26
    Dual-Class Stock............................................................   26
    Issue Stock For Use With Rights Plan........................................   26
    Preemptive Rights...........................................................   26
    Preferred Stock.............................................................   27
    Recapitalization............................................................   27
    Reverse Stock Splits........................................................   27
    Share Repurchase Programs...................................................   28
    Stock Distributions: Splits And Dividends...................................   28
    Tracking Stock..............................................................   28
8.  EXECUTIVE AND DIRECTOR COMPENSATION.........................................   29
EQUITY COMPENSATION PLANS.......................................................   29
    Cost Of Equity Plans........................................................   29
    Repricing Provisions........................................................   29
    Pay-For-Performance Disconnect..............................................   30
    Three-Year Burn Rate/Burn Rate Commitment...................................   31
    Poor Pay Practices..........................................................   33
SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:...........   34
    Dividend Equivalent Rights..................................................   34


                  2008 US Proxy Voting Guidelines Summary -3-

RISKMETRICS Group                                            www.riskmetrics.com

    Liberal Share Recycling Provisions..........................................   34
    Option Overhang Cost........................................................   34
OTHER COMPENSATION PROPOSALS AND POLICIES.......................................   35
    401(K) Employee Benefit Plans...............................................   35
    Advisory Vote On Executive Compensation (Say-On-Pay) Management Proposals...   35
    Director Compensation.......................................................   36
    Director Retirement Plans...................................................   36
    Employee Stock Ownership Plans (Esops)......................................   36
    Employee Stock Purchase Plans-- Qualified Plans.............................   37
    Employee Stock Purchase Plans-- Non-Qualified Plans.........................   37
    Incentive Bonus Plans And Tax Deductibility Proposals (Obra-Related
       Compensation Proposals)..................................................   37
    Options Backdating..........................................................   38
    Option Exchange Programs/Repricing Options..................................   38
    Stock Plans In Lieu Of Cash.................................................   39
    Transfer Programs Of Stock Options..........................................   39
SHAREHOLDER PROPOSALS ON COMPENSATION...........................................   40
    Advisory Vote On Executive Compensation (Say-On-Pay)........................   40
    Compensation Consultants- Disclosure Of Board Or Company's Utilization......   40
    Disclosure/Setting Levels Or Types Of Compensation For Executives And
       Directors................................................................   40
    Pay For Superior Performance................................................   40
    Performance-Based Awards....................................................   41
    Pension Plan Income Accounting..............................................   41
    Pre-Arranged Trading Plans (10b5-1 Plans)...................................   41
    Recoup Bonuses..............................................................   42
    Severance Agreements For Executives/Golden Parachutes.......................   42
    Share Buyback Holding Periods...............................................   42
    Stock Ownership Or Holding Period Guidelines................................   42
    Supplemental Executive Retirement Plans (Serps).............................   43
    Tax Gross-Up Proposals......................................................   43
9.  CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES................................   44
ANIMAL WELFARE..................................................................   44
    Animal Testing..............................................................   44
    Animal Welfare Policies.....................................................   44
    Controlled Atmosphere Killing (Cak).........................................   44
CONSUMER ISSUES.................................................................   44
    Genetically Modified Ingredients............................................   44
    Consumer Lending............................................................   45
    Pharmaceutical Pricing......................................................   45
    Pharmaceutical Product Reimportation........................................   45
    Product Safety And Toxic Materials..........................................   46
    Tobacco.....................................................................   46
DIVERSITY.......................................................................   47
    Board Diversity.............................................................   47
    Equality Of Opportunity And Glass Ceiling...................................   47
    Sexual Orientation And Domestic Partner Benefits............................   48
CLIMATE CHANGE AND THE ENVIRONMENT..............................................   48
    Climate Change..............................................................   48
    Concentrated Area Feeding Operations (Cafo).................................   48
    Energy Efficiency...........................................................   48
    Facility Safety (Nuclear And Chemical Plant Safety).........................   49


                  2008 US Proxy Voting Guidelines Summary -4-

RISKMETRICS Group                                            www.riskmetrics.com

    General Environmental Reporting.............................................   49
    Greenhouse Gas Emissions....................................................   49
    Operations In Protected Areas...............................................   49
    Recycling...................................................................   49
    Renewable Energy............................................................   49
GENERAL CORPORATE ISSUES........................................................   50
    Charitable Contributions....................................................   50
    Csr Compensation-Related Proposals..........................................   50
    Hiv/Aids....................................................................   50
    Lobbying Expenditures/Initiatives...........................................   51
    Political Contributions And Trade Associations Spending.....................   51
INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS............................   51
    China Principles............................................................   51
    Codes Of Conduct............................................................   52
    Community Impact Assessments................................................   52
    Foreign Military Sales/Offsets..............................................   52
    Internet Privacy And Censorship.............................................   52
    Macbride Principles.........................................................   53
    Nuclear And Depleted Uranium Weapons........................................   53
    Operations In High Risk Markets.............................................   53
    Outsourcing/Offshoring......................................................   53
    Vendor Standards............................................................   53
SUSTAINABILITY..................................................................   54
    Sustainability Reporting....................................................   54
10. MUTUAL FUND PROXIES.........................................................   55
    Election Of Directors.......................................................   55
    Converting Closed-End Fund To Open-End Fund.................................   55
    Proxy Contests..............................................................   55
    Investment Advisory Agreements..............................................   55
    Approving New Classes Or Series Of Shares...................................   55
    Preferred Stock Proposals...................................................   55
    1940 Act Policies...........................................................   56
    Changing A Fundamental Restriction To A Nonfundamental Restriction..........   56
    Change Fundamental Investment Objective To Nonfundamental...................   56
    Name Change Proposals.......................................................   56
    Change In Fund's Subclassification..........................................   56
    Disposition Of Assets/Termination/Liquidation...............................   56
    Changes To The Charter Document.............................................   56
    Changing The Domicile Of A Fund.............................................   57
    Authorizing The Board To Hire And Terminate Subadvisors Without Shareholder
       Approval.................................................................   57
    Distribution Agreements.....................................................   57
    Master-Feeder Structure.....................................................   57
    Mergers.....................................................................   57
SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS..........................................   57
    Establish Director Ownership Requirement....................................   57
    Reimburse Shareholder For Expenses Incurred.................................   58
    Terminate The Investment Advisor............................................   58


                  2008 US Proxy Voting Guidelines Summary -5-

RISKMETRICS Group                                            www.riskmetrics.com

1. Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     - The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     -    Motivation and rationale for establishing the agreements;

     -    Quality of disclosure; and

     -    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees


                  2008 US Proxy Voting Guidelines Summary -6-

RISKMETRICS Group                                            www.riskmetrics.com

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


                  2008 US Proxy Voting Guidelines Summary -7-

RISKMETRICS Group                                            www.riskmetrics.com

2. Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

----------
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.


                  2008 US Proxy Voting Guidelines Summary -8-

RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     - The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


                  2008 US Proxy Voting Guidelines Summary -9-

RISKMETRICS Group                                            www.riskmetrics.com

2008 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(2);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company(3);

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     - Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(5) of a current Section 16 officer of company or its affiliates;

     - Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

     - Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)

     -    Founder (9) of the company but not currently an employee;

     - Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material(10) connection to the company other than a board seat.

FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief


                  2008 US Proxy Voting Guidelines Summary -10-

RISKMETRICS Group                                            www.riskmetrics.com

     executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.


                  2008 US Proxy Voting Guidelines Summary -11-

RISKMETRICS Group                                            www.riskmetrics.com

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

     - The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and

     - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

----------
(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.


                  2008 US Proxy Voting Guidelines Summary -12-

RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

- The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

- The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

-    Two-thirds independent board;

-    All independent key committees;

-    Established governance guidelines;

- The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

-    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.


                  2008 US Proxy Voting Guidelines Summary -13-

RISKMETRICS Group                                            www.riskmetrics.com

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     -    The ownership threshold proposed in the resolution;

     - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


                  2008 US Proxy Voting Guidelines Summary -14-

RISKMETRICS Group                                            www.riskmetrics.com

PERFORMANCE TEST FOR DIRECTORS

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

        METRICS              BASIS OF EVALUATION      WEIGHTING   2ND WEIGHTING
        -------            ------------------------   ---------   -------------
Operational Performance                                                 50%
5-year Average pre-tax     Management efficiency in
operating ROIC or ROAA*    deploying assets              33.3%
5-year Sales Growth        Top-Line                      33.3%
5-year EBITDA Growth or    Core-earnings                 33.3%
Operating Income Growth*
Sub Total                                                 100%
Stock Performance                                                       50%
5-year TSR                 Market
Total                                                                  100%

*    Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

     -    Year-to-date performance;

     -    Situational circumstances;

     -    Change in management/board;

     -    Overall governance practices.


                  2008 US Proxy Voting Guidelines Summary -15-

RISKMETRICS Group                                            www.riskmetrics.com

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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RISKMETRICS Group                                            www.riskmetrics.com

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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RISKMETRICS Group                                            www.riskmetrics.com

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


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RISKMETRICS Group                                            www.riskmetrics.com

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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RISKMETRICS Group                                            www.riskmetrics.com

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:


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RISKMETRICS Group                                            www.riskmetrics.com

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;


                  2008 US Proxy Voting Guidelines Summary -21-

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RISKMETRICS Group                                            www.riskmetrics.com

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives/offers considered; and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION


                  2008 US Proxy Voting Guidelines Summary -22-

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RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.


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RISKMETRICS Group                                            www.riskmetrics.com

6. State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


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RISKMETRICS Group                                            www.riskmetrics.com

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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RISKMETRICS Group                                            www.riskmetrics.com

7. Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


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RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.


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RISKMETRICS Group                                            www.riskmetrics.com

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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RISKMETRICS Group                                            www.riskmetrics.com

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.


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RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR-PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

     - There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    The main source of the pay increase (over half) is equity-based; and

     -    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

               -    Base salary, bonus, long-term incentives;

               - Accumulative realized and unrealized stock option and restricted stock gains;

               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

               - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

               - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

               -    Payment if termination occurs within 12 months: $_____;

               - Payment if "not for cause" termination occurs within 12 months: $_____;

               - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this


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RISKMETRICS Group                                            www.riskmetrics.com

          disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

----------
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


                  2008 US Proxy Voting Guidelines Summary -31-

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RISKMETRICS Group                                            www.riskmetrics.com

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

                              2008 BURN RATE TABLE

                                                                    RUSSELL 3000               NON-RUSSELL 3000
                                                            ---------------------------  ---------------------------
                                                                   STANDARD                     STANDARD
      GICS                       DESCRIPTION                MEAN  DEVIATION  MEAN+STDEV  MEAN  DEVIATION  MEAN+STDEV
      ----        ----------------------------------------  ----  ---------  ----------  ----  ---------  ----------
      1010        Energy                                    1.71%   1.39%       3.09%    2.12%   2.31%       4.43%
      1510        Materials                                 1.16%   0.77%       1.93%    2.23%   2.26%       4.49%
      2010        Capital Goods                             1.51%   1.04%       2.55%    2.36%   2.03%       4.39%
      2020        Commercial Services & Supplies            2.35%   1.70%       4.05%    2.20%   2.03%       4.23%
      2030        Transportation                            1.59%   1.22%       2.80%    2.02%   2.08%       4.10%
      2510        Automobiles & Components                  1.89%   1.10%       2.99%    1.73%   2.05%       3.78%
      2520        Consumer Durables & Apparel               2.02%   1.31%       3.33%    2.10%   1.94%       4.04%
      2530        Hotels Restaurants & Leisure              2.15%   1.18%       3.33%    2.32%   1.93%       4.25%
      2540        Media                                     1.92%   1.35%       3.27%    3.33%   2.60%       5.93%
      2550        Retailing                                 1.86%   1.04%       2.90%    3.15%   2.65%       5.80%
3010, 3020, 3030  Food & Staples Retailing                  1.69%   1.23%       2.92%    1.82%   2.03%       3.85%
      3510        Health Care Equipment & Services          2.90%   1.67%       4.57%    3.75%   2.65%       6.40%
      3520        Pharmaceuticals & Biotechnology           3.30%   1.66%       4.96%    4.92%   3.77%       8.69%
      4010        Banks                                     1.27%   0.88%       2.15%    1.07%   1.12%       2.19%
      4020        Diversified Financials                    2.45%   2.07%       4.52%    4.41%   5.31%       9.71%
      4030        Insurance                                 1.21%   0.93%       2.14%    2.07%   2.28%       4.35%
      4040        Real Estate                               1.04%   0.81%       1.85%    0.80%   1.21%       2.02%
      4510        Software & Services                       3.81%   2.30%       6.11%    5.46%   3.81%       9.27%
      4520        Technology Hardware & Equipment           3.07%   1.74%       4.80%    3.43%   2.40%       5.83%
      4530        Semiconductors & Semiconductor Equipment  3.78%   1.81%       5.59%    4.51%   2.30%       6.81%
      5010        Telecommunication Services                1.57%   1.23%       2.80%    2.69%   2.41%       5.10%
      5510        Utilities                                 0.72%   0.50%       1.22%    0.59%   0.66%       1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

   ANNUAL STOCK PRICE VOLATILITY                          MULTIPLIER
   -----------------------------      --------------------------------------------------
54.6% and higher                      1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%   1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%   1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%   1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%    1 full-value award will count as 3.5 option shares
Less than 7.9%                        1 full-value award will count as 4.0 option shares


                  2008 US Proxy Voting Guidelines Summary -32-

RISKMETRICS Group                                            www.riskmetrics.com

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     -    Egregious employment contracts:

          - Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     -    Excessive perks:

          - Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

          - Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change-in-control provisions:

          - Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

          - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.


                  2008 US Proxy Voting Guidelines Summary -33-

RISKMETRICS Group                                            www.riskmetrics.com

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     - PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     - OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

               - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               -    The general vesting provisions of option grants; and

               - The distribution of outstanding option grants with respect to the named executive officers;

     - DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the


                  2008 US Proxy Voting Guidelines Summary -34-

RISKMETRICS Group                                            www.riskmetrics.com

          sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     - COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following FIVE GLOBAL PRINCIPLES apply to all markets:

     - Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     - Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     - Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     - Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     - Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

RELATIVE CONSIDERATIONS:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD & A;


                  2008 US Proxy Voting Guidelines Summary -35-

RISKMETRICS Group                                            www.riskmetrics.com

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).


                  2008 US Proxy Voting Guidelines Summary -36-

RISKMETRICS Group                                            www.riskmetrics.com

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.


                  2008 US Proxy Voting Guidelines Summary -37-

RISKMETRICS Group                                            www.riskmetrics.com

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to


                  2008 US Proxy Voting Guidelines Summary -38-

RISKMETRICS Group                                            www.riskmetrics.com

suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Transfer value to third-party financial institution, employees and the company.


                  2008 US Proxy Voting Guidelines Summary -39-

RISKMETRICS Group                                            www.riskmetrics.com

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

     - Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;


                  2008 US Proxy Voting Guidelines Summary -40-

RISKMETRICS Group                                            www.riskmetrics.com

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

- First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

- Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;


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RISKMETRICS Group                                            www.riskmetrics.com

     - Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan.

     - Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     -    If the company has adopted a formal recoupment bonus policy; or

     - If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:


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RISKMETRICS Group                                            www.riskmetrics.com

               -    Rigorous stock ownership guidelines, or

               - A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

               -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


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RISKMETRICS Group                                           www.riskmetrics.com

9. Corporate Social Responsibility (CSR) Issues

ANIMAL WELFARE

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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RISKMETRICS Group                                           www.riskmetrics.com

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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RISKMETRICS Group                                           www.riskmetrics.com

PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

     - The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.


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RISKMETRICS Group                                           www.riskmetrics.com

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUALITY OF OPPORTUNITY AND GLASS CEILING

Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and


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RISKMETRICS Group                                           www.riskmetrics.com

     - The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

     - Existing disclosure on the company's diversity initiatives and policies;

     - Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENERGY EFFICIENCY

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

     - The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

     - The company's level of participation in voluntary energy efficiency programs and initiatives;


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RISKMETRICS Group                                           www.riskmetrics.com

     - The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

     - The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

     -    The company's compliance with applicable regulations and guidelines;

     - The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

     - The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

     - Operations in the specified regions are not permitted by current laws or regulations;

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY


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RISKMETRICS Group                                           www.riskmetrics.com

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay;

     -    Independence of the compensation committee;

     -    Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers; and

     -    Company donations to healthcare providers operating in the region.


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RISKMETRICS Group                                           www.riskmetrics.com

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and


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RISKMETRICS Group                                           www.riskmetrics.com

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

     - The degree to which existing human rights policies and practices are disclosed;

     - Whether or not existing policies are consistent with internationally recognized labor standards;

     -    Whether company facilities are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     -    The company's primary business model and methods of operation;

     - Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices; and

     -    Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

     - Current disclosure of applicable risk assessment report(s) and risk management procedures;

     - The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     - The nature, purpose, and scope of the company's operations in the specific region(s); and,

     - The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     - The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

     - Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     - The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     - The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

     - The level of controversy or litigation related to the company's international human rights policies and procedures.


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RISKMETRICS Group                                           www.riskmetrics.com

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

     -    MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;
          and

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

     - The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

     - Current disclosure of applicable risk assessment(s) and risk management procedures;

     -    Compliance with U.S. sanctions and laws;

     -    Consideration of other international policies, standards, and laws;
          and

     - Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:


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RISKMETRICS Group                                           www.riskmetrics.com

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


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RISKMETRICS Group                                           www.riskmetrics.com

10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.


                  2008 US Proxy Voting Guidelines Summary -55-

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RISKMETRICS Group                                           www.riskmetrics.com

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;


                  2008 US Proxy Voting Guidelines Summary -56-

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RISKMETRICS Group                                           www.riskmetrics.com

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


                  2008 US Proxy Voting Guidelines Summary -57-

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RISKMETRICS Group                                           www.riskmetrics.com

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


                  2008 US Proxy Voting Guidelines Summary -58-

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

     Valhalla Capital Partners, LLC ("Valhalla") serves as investment sub-advisor to the Registrant. Ramond P. Mecherle, CFA, and Justin L. Ventura serve as co-portfolio managers of the Registrant. As co-manager, Mr. Mecherle's role is to make investment decisions, analyze securities and the markets, trade the securities of the Registrant and provide support to Valhalla's and First Trust's administrative and compliance staff. Mr. Mecherle may also be asked to support client service and marketing in a limited manner. Mr. Mecherle may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Ventura, the other co-manager of the Registrant. As co-manager of the Registrant, Mr. Ventura's role is to make investment decisions, analyze securities and the markets, trade the securities of the Registrant and provide support to the Valhalla's and First Trust's administrative and compliance staff. Mr. Ventura may also be asked to support client service and marketing in a limited manner. Mr. Ventura may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Mecherle.

                                            LENGTH
                                              OF                 BUSINESS EXPERIENCE PAST
NAME                          TITLE         SERVICE                     5 YEARS
----                          -----         --------                    -------
Ramond P. Mecherle, CFA  Managing Partner   34 mos.       12/2005 - Present: Valhalla Capital Partners -
                         and Co-Portfolio                 Managing Partner, Portfolio Manager
                         Manager
                                                          11/2004 - 12/2005: Hilliard Lyons Asset
                                                          Management - Director of Fixed Income,
                                                          Portfolio Manager.

                                                          1998 - 11/2004: Morgan Asset Management -
                                                          Assistant Portfolio Manager.
Justin L. Ventura        Managing Partner   34 mos.       12/2005 - Present: Valhalla Capital Partners -
                         and Co-Portfolio                 Managing Partner, Portfolio Manager.
                         Manager
                                                          6/2005 - 12/2005: Hilliard Lyons Asset
                                                          Management - Portfolio Manager.

                                                          1999 - 11/2004: State Street Bank - Portfolio Manager.


(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER


                                                                                                    # of Accounts
                                                                                                     Managed for     Total Assets
                                                                                                        which         for which
                                                                        Total # of                   Advisory Fee    Advisory Fee
 Name of Portfolio Manager or                                            Accounts   Total Assets    is Based on     is Based on
         Team  Member                       Type of Accounts*            Managed      $millions     Performance     Performance
1.  Ramond P. Mecherle, CFA          Registered Investment Companies:        2       $147 million         0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0
2.  Justin L. Ventura                Registered Investment Companies:        2       $147 million         0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0


         *  Information provided as of October 31, 2008

POTENTIAL CONFLICTS OF INTERESTS

     Valhalla's allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account clients' best interests. Valhalla will follow procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. Account performance is never a factor in trade allocations. All Employees are required to be aware of and comply with the following undertaking: notify the CCO promptly if they become aware of any practice that arguably involves Valhalla in a conflict of interest with any of its advisory accounts, including registered investment companies and unregistered investment funds.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

     The co-portfolio managers of the Registrant are also principals of the Valhalla. The bulk of their compensation comes from their equity ownership interests in Valhalla. The co-portfolio managers also receive an industry competitive salary, bonuses based on Valhalla's profitability and distributions based on the profitability of the sub-adviser. Valhalla uses common industry practices to determine the compensation structure disclosed. Bonuses are not based on either performance of the Registrant or an increase in assets of the Registrant. Bonuses are subjective based on the Managing Partner's discretion.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP



                                        Dollar Range of Fund Shares
          Name                             Beneficially Owned

       Ramond P. Mecherle                      $1-$10,000
       Justin L. Ventura                       $1-$10,000


         *  Information provided as of October 31, 2008

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST STRATEGIC HIGH INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board,
                           President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 22, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 22, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     DECEMBER 22, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.